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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2005

                           CAMCO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-25196                51-0110823
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(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
           incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (740) 435-2020

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

      On January 21, 2005, Camco Financial Corporation ("Camco") issued a press release regarding its earnings for the quarter ended December 31, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

      The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each, Camco has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and reconciled the differences between the non-GAAP financial measure and the most comparable financial measure presented in accordance with GAAP.

      Camco believes that the presentation of the non-GAAP financial measures in the press release assists management and investors to compare results period-to-period in a more meaningful and consistent manner and provides a better measure of results for Camco's ongoing operations.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit No.                             Description
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
   99                  Press Release of Camco dated January 21, 2005
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAMCO FINANCIAL CORPORATION

                                        By: /s/ Mark A. Severson
                                            ------------------------------------
                                            Mark A. Severson
                                            Chief Financial Officer

Date:  January 25, 2005

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